UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __ )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

iBio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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February 6, 2020

NOTICE OF POSTPONEMENT OF 2019 ANNUAL MEETING OF STOCKHOLDERS AND SUPPLEMENT TO NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

AND DEFINITIVE PROXY STATEMENT DATED JANUARY 23, 2020

This notice relates to the 2019 annual meeting (the “2019 Annual Meeting”) of stockholders of iBio, Inc. (the “Company,” “we,” or “us”) and amends and supplements the related Definitive Proxy Statement filed with the Securities and Exchange Commission on January 23, 2020 (the “Proxy Statement”).

The 2019 Annual Meeting originally scheduled to be held on Monday, February 10, 2020, has been postponed and will now be held on March 5, 2020, at 9:30 a.m. local time at The Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022.

No changes have been made to the record date, the location of the meeting or the proposals to be brought before the Annual Meeting, which are presented in the Proxy Statement.

We decided to postpone the Annual Meeting after becoming aware that the Proxy Statement was not timely delivered to beneficial holders of our common stock before the originally scheduled meeting date. The Annual Meeting has been postponed to March 5, 2020 to ensure that all holders receive materials required by the proxy rules under the Securities Exchange Act of 1934, as amended, and the requirements under Schedule 14A.

You can cast your vote at the Annual Meeting and any adjournments or further postponements thereof if the Company’s records show that you were a holder of record as of the close of business on January 13, 2020, the record date for the Annual Meeting.

This notice is first being mailed to stockholders of the Company on or about February 6, 2020.

If you have already submitted a proxy and do not wish to change your vote, you do not need to take any further action and your shares will be voted as originally directed by you. If you have already submitted your proxy and wish to change your vote, you may change your vote or revoke your proxy at any time before it is voted at the meeting by following the instructions provided in the proxy card and Proxy Statement previously mailed to you.

This notice also corrects information contained in the Proxy Statement relating to the “broker non-vote” voting rules that apply to Proposal 5 to approve an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock, $0.001 par value per share, at a ratio not less than one-for-five (1:5) and not greater than one-for-twenty-five (1:25), with the exact ratio to be publicly announced and set within that range at the discretion of our Board of Directors before filing of the amendment effecting the proposed reverse stock split without further approval or authorization of our stockholders. The Proxy Statement stated that with respect to Proposal 5, a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal, thus resulting in a broker non-vote with respect to such uninstructed shares (such proposals being commonly referred to as “non-routine” matters). The Company has since determined that Proposal 5 is a “routine” matter and that a broker who has received no instructions from its clients will have discretion to vote its clients’ uninstructed shares on Proposal 5.

We urge you to read the Proxy Statement and this notice and supplement in their entirety. Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged, and all voting requirements otherwise remain the same. From and after the date of this notice of proxy statement supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended June 30, 2019 and this Notice of Postponement are available electronically to the Company’s stockholders of record as of the close of business on January 13, 2020 at https://www.cstproxy.com/ibioinc/2019.

By Order of the Board of Directors

Robert B. Kay Executive Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

iBIO, INC.

2019 Annual Meeting of Stockholders

March 5, 2020
9:30 A.M. local time

This Proxy is Solicited on Behalf of the Board of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Please mark your votes like this **X**

PROXY

The board of directors recommends a vote "FOR" each of the director nominees.

1. Election of Class II Directors.

   Nominees: Glenn Chang
   Philip K. Russell, M.D.

   FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote for the following nominee(s) ☐

(Instructions: To withhold authority to vote for any nominee or nominees, mark the "WITHHOLD AUTHORITY" box and write the name of the nominee or nominees in the space provided above.)

The board of directors recommends a vote "FOR" proposals 2, 3, 5 and 6 and in favor of one year for proposal 4.

2. Ratification of Selection of CohnReznick LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2020. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Approval of, on an advisory basis, the compensation of our named executive officers ("say-on-pay"). FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Recommendation of the frequency of advisory vote on the compensation of named executive officers. 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

☐ **PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE 2019 ANNUAL MEETING**

5. Approval of an amendment to the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of its Common Stock, $0.001 par value per share, at a ratio not less than one-for-five (1:5) and not greater than one-for-twenty five (1:25), with the exact ratio to be publicly announced and set within that range at the discretion of the Board of Directors before filing of the amendment effecting the proposed reverse stock split without further approval or authorization of the Company's stockholders. FOR ☐ AGAINST ☐ ABSTAIN ☐

6. Approval of an amendment to the Company's 2018 Omnibus Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder from 3.5 million shares to 6.5 million shares and to incorporate changes to include restricted stock units and performance-based awards as grant types issuable under the 2018 Omnibus Equity Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2019 ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SPECIFICALLY REVOKES THIS PROXY BEFORE IT IS EXERCISED.

CONTROL NUMBER

Signature____________________ **Signature**____________________ **Date**__________, **2020.**

Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2019 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON JANUARY 13, 2020, AT HTTPS://WWW.CSTPROXY.COM/IBIOINC/2019 iBio, Inc. 2019 Annual Meeting of Stockholders — March 5, 2020 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Robert B. Kay and Robert L. Erwin, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common stock (par value $0.001) (‘‘common stock’’) of iBio, Inc. (the ‘‘Company’’) that the undersigned is entitled to vote at the 2019 Annual Meeting of Stockholders of the Company to be held at Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York, on March 5, 2020, commencing at 9:30 a.m. (local time), and at any adjournment or postponement thereof. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES AS DIRECTORS AND IN FAVOR OF PROPOSALS 2, 3, 5 AND 6 AND IN FAVOR OF ONE YEAR FOR PROPOSAL 4. 15489_BIO_PROXY_CARD REV1Back (Continued and to be marked, dated and signed, on the other side)